                                                                  EXHIBIT 10.51

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


            SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 5, 1999, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Borrowers"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "Administrative Agents") and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "Syndication Agents"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, the Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to a certain Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

            WHEREAS, the parties hereto wish to amend the Credit Agreement in certain respects as herein provided;

            NOW, THEREFORE, it is agreed:

      I.    Waivers, Amendments and Agreements with Respect to the Credit
            Agreement

            SECTION 1. Section 9.04 Indebtedness. Notwithstanding anything to the contrary contained in Section 9.04 and Section 9.12 of the Credit Agreement or in the other Credit Documents, but subject to the terms of this Amendment, the amount "$1.0 billion" appearing in Section 9.04(viii)(B) shall be changed to read "$2.0 billion" so as to permit the Corporation to issue up to $2.0 billion of additional Senior Secured Bridge Notes or Permanent Senior Notes, but only so long as the Borrowers shall use all Net Proceeds from the issuance of such additional $1.0 billion of Senior Secured Bridge Notes or additional Permanent Senior Notes pursuant to Section 9.04(viii)(B) of the Credit Agreement to permanently repay the currently outstanding Senior Secured Bridge Notes, and, provided further that, to the extent additional Senior Secured Bridge Notes or Permanent Senior Notes are issued under Section 9.04(viii)(B) in an amount in excess of $1.0 billion (such amount in excess of $1.0 billion, the "Excess Amount") then the amount "$2.5 billion" appearing in Section 9.04(viii)(A) shall be deemed reduced by the Excess Amount.

            SECTION 2. Proposed Mexico Refinancing. Notwithstanding the terms and provisions of the Fourth Amendment and the definition of "Proposed Mexico Refinancing" set forth therein, the terms and provisions of the Proposed Mexico Refinancing shall not be required to be substantially the same as the terms of the former Bancomer Financing, provided that any such terms and provisions that are substantially different from the Bancomer Financing shall be subject to the reasonable written approval of the Lead Agents.

            SECTION 3. REIT Qualification, Intercompany Mortgage Note and Assigned Starwood Note; and Rights Agreement. To the extent the Parent Companies and their Subsidiaries desire to either (i) enter into intercompany transactions for purposes of Starwood REIT maintaining its status as a real estate investment trust under the Code, and such transactions are prohibited by the terms of the Credit Agreement, (ii) amend, modify or change the terms of the Intercompany Mortgage Note, to the extent such transaction shall not have a material effect on the rights of the Lenders under the Credit Agreement or the other Credit Documents, the Assigned Starwood Note or any documents evidencing or relating to the Intercompany Mortgage Note or the Assigned Starwood Note, or (iii) amend, modify or change the terms of the Rights Agreement, the Lead Agents shall have the right to grant waivers or consents with respect to such transactions on behalf of all Lenders, such waivers or consents to be granted unanimously and in the reasonable discretion of the Lead Agents, or, if the Lead Agents are unable to agree unanimously on such waivers or consents or if any Lead Agent determines that such waivers, consents or transactions are material, with the prior approval of the Required Lenders; provided, that the Parent Companies and their Subsidiaries deliver to the Lead Agents an officer's certificate confirming that any such transaction, modification, amendment or change complies with the terms of this Section 3 and does not have a material effect on the right of the Lenders under the Credit Agreement or the other Credit Documents and provided, further, that the Lead Agents shall be entitled to (though not be required to) rely on such certificate for purposes hereof.

            SECTION 4. Section 11; Definitions. (a) The following definitions in
Section 11 of the Credit Agreement are amended as set forth below:

            (i) Scheduled Asset Disposition. Effective as of the date hereof, the definition of "Scheduled Asset Disposition" shall be amended and restated in its entirety to read as follows: "Scheduled Asset Disposition" shall mean the Asset Sales described on Schedule 11.01C of the Credit Agreement. In addition, effective as of the date hereof the entire text of Schedule 11.01C. of the Credit Agreement shall be deemed deleted in its entirety and replaced with "None" and all Assets on such Schedule 11.01C be deemed Assets for purposes of the definition of Asset Sales and shall be subject to the definition of Applicable Asset Sale Percentage. Accordingly, from and after the date hereof, no Asset Sale shall be deemed to be a "Scheduled Asset Disposition".

            (ii) Dividend. Effective as of the date hereof, the definition of "Dividend" contained in Section 11 of the Credit Agreement is amended and restated in its entirety to read as follows:


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
            ""Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or distribution or returned any equity capital to its stockholders, partners or other holders of its Capital Stock or authorized or made any other distribution, payment or delivery of property or cash to its holders of Capital Stock as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its Capital Stock outstanding on or after the Initial Borrowing Date (or any options or warrants issued by such Person with respect to its Capital Stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the Capital Stock of such Person outstanding on or after the Initial Borrowing Date (or any options or warrants issued by such Person with respect to its Capital Stock); provided, however, that a dividend or distribution by such Person to the holders of one or more classes or series of its Capital Stock, shall not be deemed to be a dividend, if such dividend or distribution is payable solely in (i) shares of Capital Stock (which term includes Class B Shares) that is not Preferred Stock (which term does not include Class B Shares), or in rights, warrants or options to purchase such shares, or (ii) Rights. Without limiting the foregoing, "Dividends" with respect to any Person shall also include (i) all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes, in each case except to the extent
      (x) the same are paid in common stock of the Corporation or Class B Shares or (y) such payments reduced Consolidated EBITDA and (ii) all payments (other than payments made in common stock of the Corporation or Class B Shares) made at any time in respect of any Forward Equity Transactions."

      (b) The following new definitions shall be added to Section 11 of the Credit Agreement:

            "Rights" shall have the meaning specified in the Rights Agreement.

            "Rights Agreement" shall mean the Rights Agreement between the Corporation and a Rights Agent to be identified, substantially in the form of the draft dated February 2, 1999, submitted to the Lead Agents.

            SECTION 5. Section 9.12; Modifications of Certain Other Agreements.
Section 9.12(ii) shall hereby be amended by inserting, immediately prior to subsection (w), the following:

            "(v) the Rights Agreement (other than amendments, modifications or changes which are ministerial in nature and immaterial to the Required Lenders),".

            SECTION 6. Confirmation of Certain Matters. Each Guarantor and each Borrower, by their signatures below, hereby confirm that (x) the Guaranty shall remain in full force and effect and the Guaranty covers the obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Seventh Amendment, as provided in the

Guaranty, and (y) the Pledge and Security Agreement shall remain in full force and effect as security for the obligations under the Credit Agreement, as modified and amended by this Seventh Amendment.

            SECTION 7.  Miscellaneous Provisions

            A. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            B. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

            C. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            D. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent at its Notice Office. The Borrowers hereby covenant and agree that, so long as the Amendment Effective Date occurs, they shall pay (and shall be jointly and severally obligated to pay) each Lender which executes and delivers to the Paying Agent a counterpart hereof by the later to occur of (x) the close of business on the Amendment Effective Date or
(y) 12:00 p.m. (New York time) on March 5, 1999, a cash fee in an amount equal to 7.5 basis points (0.075%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Loan Commitment of such consenting Lender, in each case as same is in effect on the Amendment Effective Date. All fees payable pursuant to this clause D shall be paid by the Borrowers to the Paying Agent for distribution to the Lenders not later than the first Business Day following the later date specified in the immediately preceding sentence.

            E. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

            F. All of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation of warranty made as of a specific date shall be true and correct in all material respects as of such specific date). No


                                     - 4 -
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Default or Event of Default exists as of the Amendment Effective Date, both before and after giving effect to this Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


            STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation

            By: /s/ Mark D. Rozells
                ------------------------------------------------------
                Title: Senior Vice President Finance and Treasurer


            STARWOOD HOTELS & RESORTS,
            a Maryland real estate investment trust

            By:  /s/ Alan M. Schnaid
                ------------------------------------------------------
                Title: Vice President and Corporate Controller


            SLT REALTY LIMITED PARTNERSHIP,
            a Delaware limited partnership

            By: Starwood Hotels & Resorts, a Maryland real estate investment trust, its general partner

            By:  /s/ Alan M. Schnaid
                ------------------------------------------------------
                Title: Vice President and Corporate Controller


            ITT CORPORATION, a Nevada corporation

            By:  /s/ Mark D. Rozells
                ------------------------------------------------------
                Title: Senior Vice President Finance and Treasurer

            CHARLESTON HOTEL ASSOCIATES, LLC,
            a New Jersey limited liability company,

            CRYSTAL CITY HOTEL ASSOCIATES, LLC,
            a New Jersey limited liability company,

            LONG BEACH HOTEL ASSOCIATES, LLC,
            a New Jersey limited liability company,

            SANTA ROSA HOTEL ASSOCIATES, LLC,
            a New Jersey limited liability company,

            SLT ALLENTOWN LLC,
            a Delaware limited liability company,

            SLT ARLINGTON LLC,
            a Delaware limited liability company,

            SLT ASPEN DEAN STREET, LLC,
            a Delaware limited liability company,

            SLT BLOOMINGTON LLC,
            a Delaware limited liability company,

            SLT CENTRAL PARK SOUTH, LLC,
            a Delaware limited liability company,

            SLT DANIA LLC,
            a Delaware limited liability company,

            SLT DC MASSACHUSETTS AVENUE, LLC,
            a Delaware limited liability company,

            SLT INDIANAPOLIS LLC,
            a Delaware limited liability company,

            SLT KANSAS CITY LLC,
            a Delaware limited liability company,

            SLT LOS ANGELES LLC,
            a Delaware limited liability company,

            SLT MINNEAPOLIS LLC,
            a Delaware limited liability company,

            SLT PALM DESERT LLC,
            a Delaware limited liability company,

            SLT PHILADELPHIA LLC,
            a Delaware limited liability company,

            SLT REALTY COMPANY, LLC,
            a Delaware limited liability company,

            SLT SAN DIEGO LLC,
            a Delaware limited liability company,

            SLT SOUTHFIELD LLC,
            a Delaware limited liability company,

            SLT ST. LOUIS LLC,
            a Delaware limited liability company,

            SLT TUCSON LLC,
            a Delaware limited liability company,

            STARLEX LLC,
            a New York limited liability company,

            STARWOOD ATLANTA II LLC,
            a Delaware limited liability company,

            STARWOOD ATLANTA LLC,
            a Delaware limited liability company,

            STARWOOD MISSION HILLS, L.L.C.,
            a Delaware limited liability company,

            STARWOOD NEEDHAM LLC,
            a Delaware limited liability company,

            STARWOOD WALTHAM LLC,
            a Delaware limited liability company,

            By: SLT Realty Limited Partnership,
                a Delaware limited partnership, the managing member of each of the above listed entities

                By:  Starwood Hotels & Resorts,
                     a Maryland real estate investment trust,
                     its general partner

                     By:  /s/ Ronald C. Brown
                        ---------------------------------------
                        Title: Executive Vice President and CFO



            BW HOTEL REALTY, LP,
            a Maryland limited partnership,

            CP HOTEL REALTY, LP,
            a Maryland limited partnership,

            EDISON HOTEL ASSOCIATES, LP,
            a New Jersey limited partnership,

            NOVI HOTEL ASSOCIATES, LP,
            a Delaware limited partnership,

            PARK RIDGE HOTEL ASSOCIATES LP,
            a Delaware limited partnership,

            SLT FINANCING PARTNERSHIP,
            a Delaware general partnership,

            SLT HOUSTON BRIAR OAKS, LP,
            a Delaware limited partnership,

            VIRGINIA HOTEL ASSOCIATES, LP,
            a Delaware limited partnership,

            PRUDENTIAL HEI JOINT VENTURE,
            a Georgia general partnership,

            By: SLT Realty Limited Partnership,
                a Delaware limited partnership, the general partner of each of the above listed entities

                By:  Starwood Hotels & Resorts,
                     a Maryland real estate investment trust,
                     its general partner

                     By:  /s/ Ronald C. Brown
                          ---------------------------------------
                          Title: Executive Vice President and CFO

            HEI HOTELS, L.L.C.,
            a Delaware limited liability company,

            OPERATING PHILADELPHIA LLC,
            a Delaware limited liability company,

            SLC ALLENTOWN LLC,
            a Delaware limited liability company,

            SLC ARLINGTON LLC,
            a Delaware limited liability company,

            SLC ASPEN DEAN STREET, LLC,
            a Delaware limited liability company,

            SLC ATLANTA II LLC,
            a Delaware limited liability company,

            SLC ATLANTA LLC,
            a Delaware limited liability company,

            SLC BLOOMINGTON LLC,
            a Delaware limited liability company,

            SLC CENTRAL PARK SOUTH, LLC,
            a Delaware limited liability company,

            SLC DANIA LLC,
            a Delaware limited liability company,

            SLC DC MASSACHUSETTS AVENUE, LLC,
            a Delaware limited liability company,

            SLC INDIANAPOLIS LLC,
            a Delaware limited liability company,

            SLC KANSAS CITY L.L.C.,
            a Delaware limited liability company,

            SLC LOS ANGELES LLC,
            a Delaware limited liability company,

            SLC MINNEAPOLIS LLC,
            a Delaware limited liability company,

            SLC NEEDHAM LLC,
            a Delaware limited liability company,

            SLC PALM DESERT LLC,
            a Delaware limited liability company,

            SLC SAN DIEGO LLC,
            a Delaware limited liability company,

            SLC SOUTHFIELD LLC,
            a Delaware limited liability company,

            SLC ST. LOUIS LLC,
            a Delaware limited liability company,

            SLC TUCSON LLC,
            a Delaware limited liability company,

            SLC WALTHAM LLC,
            a Delaware limited liability company,

            STARWOOD MANAGEMENT COMPANY, LLC,
            a Delaware limited liability company,

            By: SLC Operating Limited Partnership,
                a Delaware limited partnership, the managing member of each of the above listed entities

                  By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, its general partner

                        By: /s/ Mark D. Rozells
                            --------------------------------------------------
                            Title: Senior Vice President Finance and Treasurer

            SLC OPERATING LIMITED PARTNERSHIP,
            a Delaware limited partnership,

            By: Starwood Hotels & Resorts Worldwide, Inc., a Maryland
                corporation, its general partner

                By:  /s/ Mark D. Rozells
                    --------------------------------------------------
                    Title: Senior Vice President Finance and Treasurer

            MILWAUKEE BROOKFIELD LP,
            a Wisconsin limited partnership,

            SLC-CALVERTON LP,
            a Delaware limited partnership,

            SLC HOUSTON BRIAR OAKS, LP,
            a Delaware limited partnership,

            By: SLC Operating Limited Partnership,
                a Delaware limited partnership, the general partner of each of the above listed entities

                By:  Starwood Hotels & Resorts Worldwide, Inc.,
                     a Maryland corporation, its general partner

                     By: /s/ Mark D. Rozells
                         --------------------------------------------------
                         Title: Senior Vice President Finance and Treasurer

            MOORLAND HOTEL LP,
            a Wisconsin limited partnership,

            By: Milwaukee Brookfield LP,
                  a Wisconsin limited partnership, its general partner

                  By:SLC Operating Limited Partnership,
                     a Delaware limited partnership, its general partner

                      By:  Starwood Hotels & Resorts Worldwide, Inc.,
                   a Maryland corporation, its general partner

                           By: /s/ Mark D. Rozells
                              -------------------------------------------------
                              Title: Senior Vice President Finance and Treasurer


            ITT BROADCASTING CORP.,
            a Delaware corporation

            By: /s/ Mark D. Rozells
                --------------------------------------------------
                Title: Senior Vice President Finance and Treasurer


            MIDLAND BUILDING CORPORATION,
            an Illinois corporation,

            MIDLAND HOLDING CORPORATION,
            an Illinois corporation,

            MIDLAND HOTEL CORPORATION,
            an Illinois corporation,


            By: /s/ Mark D. Rozells
                --------------------------------------------------
                Title: Senior Vice President Finance and Treasurer

            ITT SHERATON CORPORATION,
            a Delaware corporation,

            DESTINATION SERVICES OF SCOTTSDALE, INC., a Delaware corporation,

            GENERAL FIDUCIARY CORPORATION,
            a Massachusetts corporation,

            GLOBAL CONNEXIONS INC.,
            a Delaware corporation,

            ITT SHERATON RESERVATIONS CORPORATION,
            a Delaware corporation,

            MANHATTAN SHERATON CORPORATION,
            a New York corporation,

            SAN DIEGO SHERATON CORPORATION,
            a Delaware corporation,

            SAN FERNANDO SHERATON CORPORATION,
            a Delaware corporation,

            SHERATON ARIZONA CORPORATION,
            a Delaware corporation,

            SHERATON 45 PARK CORPORATION,
            a Delaware corporation,

            SHERATON ASIA-PACIFIC CORPORATION,
            a Delaware corporation,

            SHERATON BLACKSTONE CORPORATION,
            a Delaware corporation,

            SHERATON BOSTON CORPORATION
            a Massachusetts corporation,

            SHERATON CALIFORNIA CORPORATION,
            a Delaware corporation,

            SHERATON CAMELBACK CORPORATION,
            a Delaware corporation,

            SHERATON FLORIDA CORPORATION,
            a Delaware corporation,

            SHERATON HARBOR ISLAND CORPORATION,
            a Delaware corporation,

            SHERATON HARTFORD CORPORATION,
            a Connecticut corporation,

            SHERATON HAWAII HOTELS CORPORATION,
            a Hawaii corporation,

            SHERATON INTERNATIONAL, INC.,
            a Delaware corporation,

            SHERATON INTER-AMERICAS, LTD.,
            a Delaware corporation,

            SHERATON INTERNATIONAL DE MEXICO, INC.,
            a Delaware corporation,

            SHERATON MANAGEMENT CORPORATION,
            a Delaware corporation,

            SHERATON OVERSEAS MANAGEMENT CORPORATION, a Delaware corporation,

            SHERATON WARSAW CORPORATION,
            a Delaware corporation,

            SHERATON MARKETING CORPORATION,
            a Delaware corporation,

            SHERATON MIAMI CORPORATION,
            a Delaware corporation,

            SHERATON MIDDLE EAST MANAGEMENT CORPORATION, a Delaware corporation,

            SHERATON NEW YORK CORPORATION,
            a New York corporation,

            SHERATON OVERSEAS TECHNICAL SERVICES CORPORATION, a Delaware corporation,

            SHERATON PEACHTREE CORPORATION,
            a Delaware corporation,

            SHERATON PHOENICIAN CORPORATION,
            a Delaware corporation,

            SHERATON SAVANNAH CORPORATION,
            a Delaware corporation,

            SHERATON SERVICES CORPORATION,
            a Delaware corporation,

            SOUTH CAROLINA SHERATON CORPORATION,
            a Delaware corporation,

            ST. REGIS SHERATON CORPORATION,
            a New York corporation,

            WORLDWIDE FRANCHISE SYSTEMS, INC.,
            a Delaware corporation,

            SHERATON VERMONT CORPORATION,
            a Vermont corporation,

            By: /s/ Mark D. Rozells
                --------------------------------------------------
                Title: Senior Vice President Finance and Treasurer

            HUDSON SHERATON CORPORATION LLC,
            a Delaware limited liability company

            By: ITT SHERATON CORPORATION
                a Delaware corporation, its managing member

                By: /s/ Mark D. Rozells
                    --------------------------------------------------
                    Title: Senior Vice President Finance and Treasurer

            W&S DENVER CORP.,
            a Delaware corporation,

            W&S REALTY CORPORATION OF DELAWARE,
            a Delaware corporation,

            BENJAMIN FRANKLIN HOTEL, INC.,
            a Washington corporation,

            LAUDERDALE HOTEL COMPANY,
            a Delaware corporation,

            WESTIN BAY HOTEL COMPANY,
            a Delaware corporation,

            CINCINNATI PLAZA COMPANY,
            a Delaware corporation,

            SOUTH COAST WESTIN HOTEL COMPANY,
            a Delaware corporation,

            TOWNHOUSE MANAGEMENT INC.,
            a Delaware corporation,

            WVC RANCHO MIRAGE, INC.,
            a Delaware corporation,

            WESTIN ASSET MANAGEMENT COMPANY,
            a Delaware corporation,

            WESTIN HOTEL COMPANY,
            a Delaware corporation,

            W&S ATLANTA CORP.,
            a Delaware corporation,

            By:  /s/ Ronald C. Brown
                 --------------------------------------------------
                 Title: Executive Vice President and CFO

            WESTIN SEATTLE HOTEL COMPANY,
            a Washington general partnership,

            By: Benjamin Franklin Hotel, Inc.,
                its general partner

                By: /s/ Ronald C. Brown
                    --------------------------------------------------
                    Title: Executive Vice President and CFO

            By: W&S Realty Corporation of Delaware,
                its general partner

                By: /s/ Ronald C. Brown
                    --------------------------------------------------
                    Title: Executive Vice President and CFO

            WESTIN PREMIER, INC.,
            a Delaware corporation,

            WESTIN VACATION MANAGEMENT CORPORATION,
            a Delaware corporation,

            WESTIN VACATION EXCHANGE COMPANY,
            a Delaware corporation,

            By: Starwood Hotels & Resorts Worldwide, Inc.,
                a Maryland corporation, the sole stockholder of each of the above listed entities

                By: /s/ Mark D. Rozells
                    --------------------------------------------------
                    Title: Senior Vice President Finance and Treasurer

            W&S LAUDERDALE CORP.,
            a Delaware corporation,

            W&S SEATTLE CORP.,
            a Delaware corporation,

            By:   SLT Realty Limited Partnership,
                  a Delaware limited partnership, the sole stockholder of each of the above listed entities

                  By:   Starwood Hotels & Resorts
                        a Maryland real estate investment trust,
                        its general partner

                        By: /s/ Alan M. Schnaid
                            ----------------------------------------------
                            Title: Vice President and Corporate Controller

            BANKERS TRUST COMPANY,
            Individually and as Administrative Agent and as Paying Agent


            By: /s/ Laura S. Burwick
                ---------------------------------
                Title: Principal

            THE CHASE MANHATTAN BANK,
            Individually and as Administrative Agent


            By: /s/ Alan Breindel
                ---------------------------------
                Title: Managing Director

            LEHMAN COMMERCIAL PAPER, INC.,
            Individually and as Syndication Agent


            By: /s/ William J. Gallagher
                ---------------------------------
                Title: Authorized Signatory

            BANK OF MONTREAL, CHICAGO BRANCH,
            Individually and as Syndication Agent


            By: /s/ Heather L. Turf
                ---------------------------------
                Title: Director

            ARAB BANKING CORPORATION (B.S.C.)


            By: /s/ Louise Bilbro
                ---------------------------------
                Title: Vice President


            BANCA POPOLARE DI MILANO


            By: /s/ Fulvio Montanari
                ---------------------------------
                Title: First Vice President


            By: /s/ Patrick F. Dillon
                ---------------------------------
                Title: Vice President
                           Chief Credit Officer


            BANKBOSTON, N.A.

            By: /s/ Kathleen M. Ahern
                ---------------------------------
                Title: Authorized Officer


            BANK LEUMI USA


            By: /s/ Gloria Bucher
                ---------------------------------
                Title: First Vice President

            THE BANK OF TOKYO-MITSUBISHI, LIMITED,
                  NEW YORK BRANCH


            By: /s/ Jim Brown
                ---------------------------------
                Title: Vice President


            BANK OF HAWAII


            By: /s/ Donna R. Parker
                ---------------------------------
                Title: Vice President


            BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                  GROUP, NEW YORK BRANCH


            By: /s/ Barry W. Henry
                ---------------------------------
                Title: Vice President
                      Senior Lending Officer

            BANQUE PARIBAS


            By: /s/ John W. Kopcha
                ---------------------------------
                Title: Director


            By: /s/ Marc A. Preiser
                ---------------------------------
                Title: Vice President

            BANQUE WORMS CAPITAL CORP.


            By: /s/ F. Garnet
                ---------------------------------
                Title:  Senior Vice President

            By: /s/ Leleh Vell
                ---------------------------------
                Title:  Constence de Klerk
                       Vice President

            BEAR STEARNS INVESTMENT PRODUCTS INC.


            By: /s/ Harry Rosenberg
                ---------------------------------
                Title: Authorized Signatory


            BARCLAYS BANK PLC

            By: /s/ John Giannone
                ---------------------------------
                Title: Director



            CHANG HWA COMMERCIAL BANK, LTD., NEW
                  YORK BRANCH

            By: /s/ Wan-Tu Yeh
                ---------------------------------
                Title: Vice President and General Manager

            CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY

            By: /s/ Kuang Si Shiu
                ---------------------------------
                Title: Senior Vice President and General Manager


            CIBC INC.

            By: /s/ Dean Decker
                ---------------------------------
                Title: Executive Director
                      CIBC Oppenheimer Corp., AS AGENT

            COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                  EUROPEENNE


            By: /s/ Marcus Edward
                ---------------------------------
                Title: Vice President


            By: /s/ Sean Mounier
                ---------------------------------
                Title: First Vice President

            CREDIT LYONNAIS NEW YORK BRANCH

            By: /s/ Mary P. Daly
                ---------------------------------
                Title: Vice President

            CREDIT SUISSE FIRST BOSTON

            By: /s/ Chris T. Horgan
                ---------------------------------
                Title: Vice President

            By: /s/ Kristin Lepri
                ---------------------------------
                Title: Associate


            CREDITO ITALIANO

            By: /s/ Gianfranco Bisagni
                ---------------------------------
                Title: First Vice President

            By: /s/ Saiyed A. Abbas
                ---------------------------------
                Title: Assistant Vice President

            DEUTSCHE BANK AG NEW YORK AND/OR
                  CAYMAN ISLANDS BRANCH

            By: /s/ Hans-Josef Thiele
                ---------------------------------
                Title: Director

            By: /s/ Stephan A. Wiedemann
                ---------------------------------
                Title: Director


            DOMINION BANK

            By:
               ---------------------------------
               Name:
               Title:

            ERSTE BANK DER OESTERREICHISCHEN
                  SPARKASSEN AG

            By: /s/ Paul Judicke
                ---------------------------------
                Title: Vice President
                      Erste Bank New York Branch

            By: /s/ John S. Runnion
                ---------------------------------
                Title: First Vice President


            FIRST COMMERCIAL BANK

            By: /s/ Vincent T. C. Chen
                ---------------------------------
                Title: Senior Vice President and General Manager

            FIRST SECURITY BANK, N.A.

            By: /s/ David P. Williams
                ---------------------------------
                Title: Vice President

            FLEET BANK, N.A.

            By: /s/ John T. Harrison
                ---------------------------------
                Title: Senior Vice President

            GENERAL ELECTRIC CAPITAL CORPORATION

            By: /s/ Janet K. Williams
                ---------------------------------
                Title: Duly Authorized Signatory

            GOLDMAN SACHS CREDIT PARTNERS L.P.

            By: /s/ Stephen McGuinness
                ---------------------------------
                Title: Authorized Signatory

            GULF INTERNATIONAL BANK B.S.C.

            By: /s/ Abdel-Fattah Tahoun
                ---------------------------------
                Title: Senior Vice President

            By: /s/ Mireille Khalidi
                ---------------------------------
                Title: Assistant Vice President

            HUA NAN COMMERCIAL BANK, LTD. NEW YORK
                  AGENCY

            By: /s/ Jeffrey C.F. Lee
                ---------------------------------
                Title: Senior Vice President and General Manager


            THE INDUSTRIAL BANK OF JAPAN, LIMITED NEW
                  YORK BRANCH

            By: /s/ William Kennedy
                ---------------------------------
                Title: Vice President


            ISTITUTO BANCARIO SAN PAOLO DI TORINO ISTITUTO
                  MOBILIARE ITALIANO SpA

            By: /s/ Robert Wurster
                ---------------------------------
                Title: First Vice President

            By: /s/ Carlo Persico
                ---------------------------------
                Title: Deputy General Manager


            KZH CNC LLC

            By: /s/ Virginia Conway
                ---------------------------------
                Title: Authorized Agent


            LAND BANK OF TAIWAN, LOS ANGELES BRANCH


            By: /s/ Mayer Min-Yen Chen
                ---------------------------------
                Title: Vice President and General Manager

            THE LONG TERM CREDIT BANK
                  OF JAPAN, LTD.

            By: /s/ Brian H. Kelley
                ---------------------------------
                Title: Deputy General Manager

            MITSUBISHI TRUST and BANKING CORPORATION

            By:  /s/ Beatrice E. Kossodo
                ---------------------------------
                Title: Senior Vice President


            ML KZH STERLING LLC

            By:
               ---------------------------------
               Name:
               Title:


            NATIONSBANK, N.A.

            By:
               ---------------------------------
               Name:
               Title:

            THE ROYAL BANK OF SCOTLAND, PLC

            By:
               ---------------------------------
               Name:
               Title:


            SOCIETE GENERALE, SOUTHWEST AGENCY

            By: /s/ Thomas K. Day
                ---------------------------------
                Title: Director


            SOUTHERN PACIFIC BANK

            By: /s/ Sean R. Walker
                ---------------------------------
                Title: Vice President


            THE SUMITOMO BANK, LIMITED, NEW YORK
                  BRANCH

            By: /s/ Suresh S. Tata
                ---------------------------------
                Title: Senior Vice President

            MC CLO XIX STERLING (Cayman) Ltd.
            Sterling Asset Manager, L.L.C.,
            as its Investment Advisor


            By:
               ---------------------------------
               Name:
               Title:

            WACHOVIA BANK, N.A.


            By:
               ---------------------------------
               Name:
               Title:

            WESTDEUTSCHE LANDESBANK GIROZENTRALE

            By: /s/ Mark H. Lanspa
                ---------------------------------
                Title: Vice President


            By: /s/ Christa Koenigstein
                ---------------------------------
                Title: Associate

            VAN KAMPEN
            PRIME RATE INCOME TRUST


            By: /s/ Jeffrey W. Maillet
                ---------------------------------
                Title: Senior Vice President and Director


            VAN KAMPEN CLO I, LIMITED

            By:   VAN KAMPEN MANAGEMENT INC.,
                  as Collateral Manager

                  By: /s/ Jeffrey W. Maillet
                      ---------------------------------
                      Title: Senior Vice President and Director

            VAN KAMPEN
            SENIOR INCOME TRUST

            By: /s/ Jeffrey W. Maillet
                ---------------------------------
                Title: Senior Vice President and Director


            THE TORONTO DOMINION BANK

            By:
               ---------------------------------
               Name:
               Title:


            MELLON BANK, N.A., solely in its capacity as Trustee for the GENERAL MOTORS CASH MANAGEMENT MASTER TRUST, (as directed by Shenkman Capital Management, Inc.), and not in its individual capacity

            By:
               ---------------------------------
               Name:
               Title:

            SENIOR DEBT PORTFOLIO

            By:   Boston Management and Research,
                  as Investment Advisor

                  By:
                     ---------------------------------
                     Name:
                     Title:

            OXFORD STRATEGIC INCOME FUND

            By:   EATON VANCE MANAGEMENT,
                  as Investment Advisor


                  By:
                     ---------------------------------
                     Name:
                     Title:

            INDOSUEZ CAPITAL FUNDING IIA,
            LIMITED
            By: Indosuez Capital Portfolio Advisor

                  By: /s/ Melissa Maranu
                      ---------------------------------
                      Title: Vice President


            INDOSUEZ CAPITAL FUNDING III,
            LIMITED

            By: Indosuez Capital Portfolio Advisor

                  By: /s/ Melissa Maranu
                     ---------------------------------
                     Title: Vice President


            EATON VANCE SENIOR INCOME TRUST

            By:   EATON VANCE MANAGEMENT,
                  as Investment Advisor

                  By:
                     ---------------------------------
                     Name:
                     Title: